[LOGO EATON       Investing
 VANCE MUTUAL     for the                                [ARTWORK APPEARS HERE]
 FUNDS APPEARS    21st
 HERE]            Century(R)




Annual Report December 31, 1998

[ARTWORK APPEARS HERE]

                                  EATON VANCE

                                   UTILITIES

                                     FUND



                                  Eaton Vance
                     Globe Management--Global Distribution


[ARTWORK APPEARS HERE]

Eaton Vance Utilities Fund as of December 31, 1998

LETTER TO SHAREHOLDERS


[PHOTO APPEARS HERE]
James B. Hawkes
President

For the year ended December 31, 1998, Eaton Vance Utilities Fund had a total return of 23.8% for Class A shares.1 This return resulted from an increase in net asset value (NAV) to $10.15 per share on December 31, 1998 from $8.45 per share on December 31, 1997, and the reinvestment of $0.235 in income dividends and $0.037 per share in capital gains distributions.

For Class B, the total return was 22.9% based on an increase in NAV from $9.67 to $11.61 and the reinvestment of $0.202 in income dividends and $0.037 per share in capital gains distributions.1

For Class C, the total return was 22.9% based on an increase in NAV from $10.19 to $12.27 and the reinvestment of $0.185 in income dividends and $0.037 per share in capital gains distributions.1

By comparison, the average total return for mutual funds in the Lipper Utility Funds Category2 was 18.3% for the period.

This year saw unprecedented extremes in the stock market. After an impressive rally in the first half of 1998, the market posted heavy losses from August to early October, then performed strongly in the fourth quarter. Investor confidence was bolstered by the Federal Reserve Board's interest rate cuts, modest economic growth, and low inflation. Stock valuations remained relatively high, despite the looming impeachment trial of President Clinton and signs of weakness in corporate profits.

By year-end, all major indices had continued an impressive 4-year streak of double-digit gains.

For utility stocks, 1998 was a year of managing the changes resulting from deregulation of the telecommunications and electric utility industries. In telecommunications, local and long-distance services continued to become more competitive, as several major mergers took place. The electric utilities, meanwhile, worked at passing deregulation measures at the state level. Eaton Vance believes that both industries offer great challenges and opportunities for the investor.

The stock market's increased volatility and the changing utility environment illustrate the importance of maintaining a long-term investment outlook. By staying with an investment through the inevitable market cycles, investors can reduce the impact of any one downturn. Moreover, a diversified investment such as a professionally managed mutual fund further reduces risk. In the pages that follow, Portfolio Manager Timothy P. O'Brien discusses the utility industries and the performance of Eaton Vance Utilities Fund in 1998.


Sincerely,


/s/ James B. Hawkes

James B. Hawkes
President
February 9, 1999


--------------------------------------------------------------------------------------------

Performance 3                                               Class A     Class B     Class C
--------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------------------
One Year                                                     23.8%       22.9%       22.9%
Five Years                                                   11.5        10.6        10.0
Ten Years                                                    12.8        N.A.        N.A.
Life of Fund+                                                14.2        10.2        9.8
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------------------
One Year                                                     16.6%       17.9%       21.9%
Five Years                                                   10.2        10.3        10.0
Ten Years                                                    12.1        N.A.        N.A.
Life of Fund+                                                13.8        10.1        9.8

+Inception Dates -- Class A: 12/18/81; Class B: 11/1/93; Class C: 11/1/93


Ten Largest Equity Holdings 4
-------------------------------------------------------------
Energis PLC                                            17.0%
SBC Communications, Inc.                                8.8
MCI Worldcom, Inc.                                      7.3
Ameritech Corp.                                         4.6
Pinnacle West Capital Corp.                             4.4
NIPSCO Industries, Inc.                                 4.3
DQE, Inc.                                               4.3
GTE Corp.                                               4.2
National Grid Group PLC                                 4.2
Bell Atlantic Corp.                                     3.7

/1/ These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. 2 It is not possible to invest directly in an Index or Lipper average. 3 Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. 4 As of 12/31/98. Ten largest holdings accounted for 62.8% of the Portfolio's net assets. Holdings are subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

Eaton Vance Utilities Fund as of December 31, 1998

MANAGEMENT DISCUSSION

An interview with Timothy P.O'Brien, Vice President and Portfolio Manager of Utilities Fund

[PHOTO OF TIMOTHY P. O'BRIEN APPEARS HERE]

Timothy P. O'Brien
Portfolio Manager

Q: Tim, the Portfolio significantly outperformed its Lipper fund category for 1998. What accounted for the returns this year?

A: This year we added substantially to our telecommunications positions, while de-emphasizing income stocks with less potential for return. We took the view that the telecom group was going to do well and moved into some aggressive names, and it turns out we were right.

     The other utilities were a bit more mixed. We never really had a big position in natural gas stocks, but we significantly reduced what we did have. The electric utilities have been relatively stable, roughly 26% of the portfolio. We may have to modify the strategy for 1999, but I do expect that we will remain relatively overweighted in the telecommunications names, underweighted in electric utilities, and still on the fence in the energy stocks.

Q: Would you elaborate on the significance of the telecommunications sector in the Portfolio?

A: Telecommunications played a very important role in the Portfolio in 1998. The sector represented approximately 61% of the Portfolio; four out of our top five holdings were telecom stocks. It seems that the best-performing utilities funds for 1998 were the ones that emphasized telecoms. We kept a substantial position in Energis, a U.K. telephone company that is the Fund's largest position, which has done quite well. We added substantially to our positions in the Bell operating companies, which have been very good performers for most of the year. And late in the year, we moved back into some of the long-distance companies like AT&T and Sprint. They didn't have a major effect on returns in 1998 because we added them so late in the year, but we did hold them at year-end.

Q: Tim, you've downplayed the electric utilities sector this year. At the same time, the Fund's dividend payout has decreased. Can you shed some light on this?

A: As we discussed, over the past year, the Portfolio did, in fact, shift away from what traditionally have been viewed as income stocks, and the dividend payout has subsequently decreased. Part of the reason for the shift is that many electric, gas, and other utilities have been lowering their dividends. We viewed the telecommunication stocks, which are considered utilities and many of which pay dividends, as simply better investments. And while monthly dividends may be somewhat lower, the overall return is far better.

Q: Would you update us on the status of the electric utility industry and the future of some of these stocks?

A: The fundamental outlook for utilities stocks continues to improve. A few years ago, these companies faced tremendous restructuring requirements. Their competitive position was weak, and they had a great deal of stranded cost exposure. However, by and large, most of that restructuring has started to take place. The typical arrangement that has been made


Largest Equity Sectors+
--------------------------------------------------------------------------------
As a percentage of total equities

[PIE CHART APPEARS HERE]

+ Sector allocation is subject to change due to active management.

Eaton Vance Utilities Fund as of December 31, 1998

MANAGEMENT DISCUSSION


     calls for the utility companies to open up the power supply market to competition. In most, but not all cases, they will divest the generating business. In return for doing that, the customer receives an up-front rate cut, and the utility is allowed the opportunity to recapture a part of its stranded costs.

     So a lot of the competitive and financial risk is in the process of being removed, or reduced. Once the process has been completed, more companies will be renting out their wires to competitive generating companies, and that's a pretty low-risk business with relatively attractive financial characteristics. As a result, the worst of the dividend cutting days may be over.

Q: Last year in these pages, you stated your intent to reduce exposure to real estate investment trusts (REITs) in 1998. Did you do this, and what effect did it have?

A: Indeed, we did move out of REITs in 1998. The outlook for REIT stocks is not bad; it's just that the utilities and telephone stocks are more attractive. We went from a position of more than 25% to about 10% by the end of the first quarter. By mid-year, we were down to mid-single digits and we're pretty well out of the group now.

     REITs tend to have higher dividend yields than utility stocks, so the effect of this shift was to reduce the income component of the Portfolio. But, again, it paid off for the shareholder in the form of vastly better total returns.

Q: The largest holding in the Portfolio is Energis, a British telephone company. What is attractive about this stock?

A: Energis PLC provides basic telephony and data services, as well as a range of national and international telecommunications services, principally to the U.K. business market. It is a leader in the very attractive European telecom sector. The Portfolio's substantial position in foreign utilities was concentrated in Europe, especially in the U.K. As a result, we avoided the collapse of the Asian and Latin American markets in 1998.

     The European telephone stocks have typically been growing at a rate in the high single-digits, 8 or 9%. In the U.S., phone stocks on balance are growing at 12-13%. On an absolute and relative basis, the U.S. telecom sector is less expensive, and in 1999 so far, we have added to U.S. telephone stocks and sold some European telcos.

Q: What do you see happening in the electric utility and telecommunications sectors in 1999?

A: Our goal for the fund has always been, and will continue to be, to do well relative to both the competition and the S&P Utilities Index. My guess for 1999 is that it will be somewhat tougher to make money than it was in 1998. I am a little cautious near-term about the outlook for utilities, if only because the bond market might be backing up a little bit.

     It's very difficult for stocks in general to do well in an environment where long-term interest rates are rising, but utility stocks are especially sensitive to long-term interest rates. So I have recently cut back a little bit on some of the electric utilities, and as a result have a little more in short-term cash investments than I did in 1998, when I ran most of the year nearly fully invested. I am not bearish long-term on the bond market; I just think it's backing off a little bit and taking utility stocks with it, so we will try to manage the Portfolio accordingly in 1999.

Eaton Vance Utilities Fund as of December 31, 1998


FUND PERFORMANCE

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Utilities Fund, Class A vs.
Standard & Poor's 500 and the Standard & Poor's Utility Index*


[LINE GRAPH APPEARS HERE]

      Date        Fund/NAV        Fund/MOP            S&P          S&P Utilities
      ----        --------        --------            ---          -------------
  12/31/88         $10,000          $9,429          $10,000           $10,000
   1/31/89         $10,240          $9,655          $10,711           $10,564
   2/28/89         $10,063          $9,488          $10,401           $10,328
   3/31/89         $10,190          $9,608          $10,708           $10,596
   4/30/89         $10,665         $10,055          $11,244           $11,265
   5/31/89         $11,191         $10,551          $11,639           $11,915
   6/30/89         $11,487         $10,831          $11,651           $12,103
   7/31/89         $12,125         $11,432          $12,680           $13,072
   8/31/89         $12,047         $11,359          $12,877           $12,995
   9/30/89         $12,113         $11,421          $12,896           $13,213
  10/31/89         $12,245         $11,546          $12,572           $13,272
  11/30/89         $12,602         $11,882          $12,780           $13,718
  12/31/89         $13,346         $12,583          $13,159           $14,693
   1/31/90         $12,514         $11,799          $12,253           $13,528
   2/28/90         $12,500         $11,786          $12,358           $13,378
   3/31/90         $12,582         $11,863          $12,761           $13,624
   4/30/90         $12,146         $11,452          $12,418           $13,098
   5/31/90         $12,663         $11,940          $13,560           $13,990
   6/30/90         $12,500         $11,786          $13,560           $13,696
   7/31/90         $12,638         $11,916          $13,489           $13,649
   8/31/90         $11,975         $11,291          $12,217           $12,566
   9/30/90         $12,253         $11,553          $11,705           $13,080
  10/31/90         $13,094         $12,346          $11,627           $13,940
  11/30/90         $13,276         $12,518          $12,324           $14,215
  12/31/90         $13,366         $12,603          $12,749           $14,344
   1/31/91         $13,116         $12,366          $13,278           $13,905
   2/28/91         $13,587         $12,811          $14,172           $14,384
   3/31/91         $13,931         $13,134          $14,594           $14,662
   4/30/91         $13,886         $13,092          $14,599           $14,429
   5/31/91         $13,617         $12,839          $15,162           $14,246
   6/30/91         $13,482         $12,711          $14,562           $14,051
   7/31/91         $14,043         $13,240          $15,216           $14,484
   8/31/91         $14,483         $13,655          $15,515           $14,860
   9/30/91         $15,143         $14,277          $15,340           $15,160
  10/31/91         $15,342         $14,466          $15,522           $15,467
  11/30/91         $15,573         $14,683          $14,840           $15,319
  12/31/91         $16,522         $15,578          $16,617           $16,447
   1/31/92         $15,726         $14,827          $16,286           $15,569
   2/28/92         $15,556         $14,667          $16,442           $15,147
   3/31/92         $15,318         $14,443          $16,199           $14,933
   4/30/92         $15,748         $14,848          $16,651           $15,895
   5/31/92         $16,126         $15,204          $16,667           $15,872
   6/30/92         $16,143         $15,221          $16,507           $16,097
   7/31/92         $17,172         $16,191          $17,157           $17,368
   8/31/92         $17,050         $16,076          $16,745           $17,239
   9/30/92         $17,140         $16,161          $17,027           $17,365
  10/31/92         $16,999         $16,027          $17,063           $17,206
  11/30/92         $17,122         $16,144          $17,580           $17,184
  12/31/92         $17,612         $16,605          $17,881           $17,804
   1/31/92         $18,101         $17,067          $18,007           $18,080
   2/28/93         $19,268         $18,167          $18,196           $19,378
   3/31/93         $19,459         $18,347          $18,659           $19,724
   4/30/93         $19,383         $18,275          $18,185           $19,311
   5/31/93         $19,249         $18,149          $18,598           $19,298
   6/30/93         $19,808         $18,676          $18,748           $20,191
   7/31/93         $20,289         $19,130          $18,648           $20,648
   8/31/93         $20,925         $19,729          $19,290           $21,647
   9/30/93         $20,807         $19,618          $19,230           $21,604
  10/31/93         $20,398         $19,233          $19,603           $21,564
  11/30/93         $19,054         $17,965          $19,350           $20,476
  12/31/93         $19,283         $18,182          $19,675           $20,373
   1/31/94         $18,978         $17,894          $20,314           $20,516
   2/28/94         $18,204         $17,164          $19,704           $19,348
   3/31/94         $17,809         $16,791          $18,935           $18,689
   4/30/94         $18,117         $17,081          $19,153           $19,152
   5/31/94         $17,374         $16,381          $19,391           $18,642
   6/30/94         $16,882         $15,917          $19,016           $18,684
   7/31/94         $17,127         $16,148          $19,615           $19,314
   8/31/94         $17,002         $16,031          $20,353           $19,261
   9/30/94         $16,700         $15,746          $19,946           $18,772
  10/31/94         $16,719         $15,764          $20,362           $18,933
  11/30/94         $16,697         $15,742          $19,558           $18,656
  12/31/94         $16,915         $15,948          $19,942           $18,752
   1/31/95         $17,402         $16,407          $20,426           $20,207
   2/28/95         $17,266         $16,279          $21,163           $20,173
   3/31/95         $17,242         $16,257          $21,878           $20,046
   4/30/95         $17,509         $16,509          $22,490           $20,777
   5/31/95         $18,364         $17,314          $23,306           $21,435
   6/30/95         $18,475         $17,419          $23,959           $21,534
   7/31/95         $18,950         $17,867          $24,721           $22,078
   8/31/95         $19,199         $18,102          $24,713           $22,518
   9/30/95         $20,111         $18,962          $25,858           $23,949
  10/31/95         $20,315         $19,154          $25,729           $24,525
  11/30/95         $20,635         $19,456          $26,785           $24,865
  12/31/95         $21,573         $20,340          $27,409           $26,630
   1/31/96         $22,092         $20,829          $28,303           $26,968
   2/28/96         $21,945         $20,691          $28,500           $25,896
   3/31/96         $21,849         $20,601          $28,879           $25,364
   4/30/96         $21,681         $20,442          $29,267           $25,643
   5/31/96         $22,251         $20,979          $29,936           $25,579
   6/30/96         $22,632         $21,338          $30,172           $26,642
   7/31/96         $21,542         $20,312          $28,791           $24,881
   8/31/96         $22,287         $21,013          $29,333           $25,501
   9/30/96         $22,451         $21,168          $31,097           $25,746
  10/31/96         $22,788         $21,486          $31,910           $27,056
  11/30/96         $23,100         $21,780          $34,251           $27,627
  12/31/96         $23,083         $21,764          $33,686           $27,464
   1/31/97         $23,499         $22,156          $35,752           $27,641
   2/28/97         $23,625         $22,275          $35,964           $27,370
   3/31/97         $22,948         $21,637          $34,595           $26,539
   4/30/97         $22,539         $21,251          $36,616           $26,141
   5/31/97         $23,688         $22,334          $38,761           $27,246
   6/30/97         $24,357         $22,965          $40,622           $28,099
   7/31/97         $25,226         $23,785          $43,795           $28,748
   8/31/97         $24,841         $23,421          $41,279           $28,225
   9/30/97         $26,377         $24,870          $43,660           $29,449
  10/31/97         $25,382         $23,931          $42,154           $29,737
  11/30/97         $26,147         $24,652          $44,034           $31,842
  12/31/97         $26,816         $25,284          $44,909           $34,193
   1/31/98         $27,595         $26,018          $45,365           $32,878
   2/28/98         $28,578         $26,945          $48,560           $33,987
   3/31/98         $30,486         $28,744          $51,160           $36,163
   4/30/98         $30,190         $28,465          $51,624           $35,468
   5/31/98         $30,443         $28,703          $50,652           $35,294
   6/30/98         $30,859         $29,095          $52,844           $36,601
   7/31/98         $30,397         $28,660          $52,230           $34,791
   8/31/98         $27,629         $26,050          $44,615           $35,345
   9/30/98         $29,022         $27,364          $47,598           $38,295
  10/31/98         $28,985         $27,329          $51,419           $37,663
  11/30/98         $30,759         $29,001          $54,460           $38,168
  12/31/98         $33,195         $31,298          $57,717           $39,297


Performance+                                            Class A     Class B     Class C
-----------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-----------------------------------------------------------------------------------------
One Year                                                 23.8%       22.9%       22.9%
Five Years                                               11.5        10.6        10.0
Ten Years                                                12.8        N.A.        N.A.
Life of Fund                                             14.2        10.2        9.8
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-----------------------------------------------------------------------------------------
One Year                                                 16.6%       17.9%       21.9%
Five Years                                               10.2        10.3        10.0
Ten Years                                                12.1        N.A.        N.A.
Life of Fund                                             13.8        10.1        9.8

+Inception Dates - Class A:12/18/81; Class B: 11/1/93; Class C: 11/1/93


* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced 12/18/81. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

     The chart compares the Fund's total return with that of the S&P 500 Index, an unmanaged index of 500 stocks commonly used as a measure of U.S. stock performance. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the S&P 500 Index. An investment in the Fund's Class B shares on 11/30/93 would have been worth $16,769 on December 31, 1998. An investment in the Fund's Class C shares on 11/30/93 would have been worth $16,287 on December 31, 1998. The Index's total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

 + Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance Utilities Fund  as of December 31, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 1998
Assets
--------------------------------------------------------------------------------
Investment in Utilities Portfolio, at value
    (identified cost, $317,490,165)                         $459,616,060
Receivable for Fund shares sold                                   36,875
Deferred organization expenses                                     7,906
--------------------------------------------------------------------------------
Total assets                                                $459,660,841
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                            $    425,049
Payable to affiliate for Trustees' fees                              970
Other accrued expenses                                           363,202
--------------------------------------------------------------------------------
Total liabilities                                           $    789,221
--------------------------------------------------------------------------------
Net Assets                                                  $458,871,620
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                             $260,418,634
Accumulated undistributed net realized gain from
    Portfolio (computed on the basis of                        3,375,387
    identified cost)
Accumulated undistributed net investment income               52,951,704
Net unrealized appreciation from Portfolio (computed
    on the basis of identified cost)                         142,125,895
--------------------------------------------------------------------------------
Total                                                       $458,871,620
--------------------------------------------------------------------------------


Class A Shares
--------------------------------------------------------------------------------
Net Assets                                                  $409,178,428
Shares Outstanding                                            40,293,378
Net Asset Value and Redemption Price Per Share
    (net assets / shares of beneficial interest             $      10.15
    outstanding)
Maximum Offering Price Per Share
    (100 / 94.25 of $10.15)                                 $      10.77
--------------------------------------------------------------------------------


Class B Shares
--------------------------------------------------------------------------------
Net Assets                                                  $ 45,957,604
Shares Outstanding                                             3,958,288
Net Asset Value, Offering Price and Redemption Price
    Per Share
    (net assets / shares of beneficial interest
        outstanding)                                        $      11.61
--------------------------------------------------------------------------------


Class C Shares
--------------------------------------------------------------------------------
Net Assets                                                  $  3,735,588
Shares Outstanding                                               304,462
Net Asset Value, Offering Price and Redemption Price
    Per Share
    (net assets / shares of beneficial interest
        outstanding)                                        $      12.27
--------------------------------------------------------------------------------
On sales of $50,000 or more, the offering price of Class A shares is reduced.


Statement of Operations

For the Year Ended
December 31, 1998
Investment Income
--------------------------------------------------------------------------------
Dividends allocated from
    Portfolio (net of foreign taxes, $617,760)              $ 13,962,407
Interest allocated from Portfolio                              3,278,743
Expenses allocated from Portfolio                             (3,783,490)
--------------------------------------------------------------------------------
Net investment income from Portfolio                        $ 13,457,660
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Trustees fees and expenses                                  $      1,990
Distribution and service fees
    Class A                                                      834,198
    Class B                                                      416,059
    Class C                                                       36,346
Transfer and dividend disbursing agent fees                      571,914
Custodian fee                                                     33,548
Registration fees                                                 29,346
Amortization of organization expenses                             16,016
Printing and postage                                              11,493
Legal and accounting services                                     21,977
Miscellaneous                                                     39,441
--------------------------------------------------------------------------------
Total expenses                                              $  2,012,328
--------------------------------------------------------------------------------

Net investment income                                       $ 11,445,332
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain (loss)  --
    Investment transactions (identified cost basis)         $  5,496,123
    Foreign currency transactions                                    683
--------------------------------------------------------------------------------
Net realized gain                                           $  5,496,806
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)--
    Investments                                             $ 75,247,692
    Foreign currency                                             (18,704)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)        $ 75,228,988
--------------------------------------------------------------------------------

Net realized and unrealized gain                            $ 80,725,794
--------------------------------------------------------------------------------

Net increase in net assets from operations                  $ 92,171,126
--------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Utilities Fund as of December 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                   Year Ended            Year Ended
in Net Assets                         December 31, 1998     December 31, 1997
--------------------------------------------------------------------------------
From operations --
    Net investment income                 $  11,445,332         $  15,333,965
    Net realized gain                         5,496,806            30,231,475
    Net change in unrealized
        appreciation (depreciation)          75,228,988            10,978,552
--------------------------------------------------------------------------------
Net increase in net assets
    from operations                       $  92,171,126         $  56,543,992
--------------------------------------------------------------------------------
Distributions to shareholders --
    From net investment income
        Class A                           $  (9,905,578)        $ (14,226,568)
        Class B                                (845,623)                   --
        Class C                                 (61,649)                   --
    In excess of net investment income
    From net realized gain
        Class A                              (1,582,078)          (52,023,235)
        Class B                                (157,576)                   --
        Class C                                 (12,962)                   --
    In excess of net realized gain
        Class A                                      --            (1,753,904)
--------------------------------------------------------------------------------
Total distributions to shareholders       $ (12,565,466)        $ (68,003,707)
--------------------------------------------------------------------------------

Transactions in shares of
    beneficial interest --
    Proceeds from sale of shares
        Class A                           $   4,777,604         $  35,611,098
        Class B                               3,716,353                    --
        Class C                                 610,654                    --
    Issued in reorganization of EV
        Classic and Marathon Total
        Return Funds
        Class B                              42,228,739                    --
        Class C                               3,724,892                    --
    Net asset value of shares issued to
        shareholders in payment of
        distributions declared
        Class A                               8,677,027            53,794,284
        Class B                                 805,844                    --
        Class C                                  62,598                    --
    Cost of shares redeemed
        Class A                             (45,654,104)         (109,462,155)
        Class B                              (8,794,964)                   --
        Class C                              (1,346,110)                   --
--------------------------------------------------------------------------------
Net increase (decrease) in
    net assets from Fund
    share transactions                    $   8,808,533         $ (20,056,773)
--------------------------------------------------------------------------------

Net increase (decrease) in
    net assets                            $  88,414,193         $ (31,516,488)
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of year                      $ 370,457,427         $ 401,973,915
--------------------------------------------------------------------------------
At end of year                            $ 458,871,620         $ 370,457,427
--------------------------------------------------------------------------------


Accumulated undistributed net
investment income included in net
assets
--------------------------------------------------------------------------------
At end of year                            $  52,951,704         $  53,129,951
--------------------------------------------------------------------------------

                       See notes to financial Statements

Eaton Vance Utilities Fund as of December 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                Year Ended December 31,
                                                      ------------------------------------------------------------------------------
                                                                 1998(1)                 1997       1996          1995       1994
                                                      -----------------------------   ----------------------------------------------
                                                       Class A   Class B   Class C     Class A    Class A       Class A    Class A
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                  $  8.450   $ 9.670   $10.190    $  8.770   $  9.130      $  7.630   $  9.140
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 $  0.251   $ 0.209   $  0.220   $  0.409   $  0.626      $  0.523   $  0.545
Net realized and unrealized gain (loss)                  1.721     1.970      2.082      0.887     (0.014)(2)     1.520     (1.667)
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                   $  1.972   $ 2.179   $  2.302   $  1.296   $  0.612      $  2.043   $ (1.122)
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                            $ (0.235)  $(0.202)  $ (0.185)  $ (0.331)  $ (0.522)     $ (0.364)  $ (0.388)
In excess of net investment income                          --        --         --         --         --        (0.039)        --
From net realized gain                                  (0.037)   (0.037)    (0.037)    (1.243)    (0.450)       (0.078)
In excess of net realized gain                              --        --         --     (0.042)        --        (0.062)        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   $ (0.272)  $(0.239)  $ (0.222)  $ (1.616)  $ (0.972)     $ (0.543)  $ (0.388)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                        $ 10.150   $11.610   $ 12.270   $  8.450   $  8.770      $  9.130   $  7.630
------------------------------------------------------------------------------------------------------------------------------------

Total Return (3)                                         23.78%    22.89%     22.88%     16.18%      7.00%        27.52%    (12.28)%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)               $409,178   $45,958   $  3,736   $370,457   $401,974      $457,879   $445,133
Ratios (As a percentage of average daily net assets):
    Expenses (4)                                          1.27%     2.01%      2.05%      1.13%      1.23%         1.19%      1.18%
    Net investment income                                 2.75%     2.01%      1.99%      4.06%      5.59%         4.49%      4.90%
------------------------------------------------------------------------------------------------------------------------------------

(1) Net investment income per share was computed using average shares outstanding.
(2) The per share amounts are not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of the Portfolio's allocated expenses.

                       See notes to financial statements

Eaton Vance Utilities Fund as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS



1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  Eaton Vance Utilities Fund (the Fund), (formerly Eaton Vance Total Return
  Fund), is a non-diversified entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is a series of the Eaton Vance Special Investment Trust (the Trust). The Fund offers three classes of shares. Class A shares are sold subject to a sales charge imposed at the time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). All classes of shares have equal rights to assets and voting privileges. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the Utilities Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (100% at December 31, 1998). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuations -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

  B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

  C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,752,616 as a long-term capital gain distribution for its taxable year ended December 31, 1998.

  D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs are being amortized on the straight-line basis over five years.

  E Other -- Investment transactions are accounted for on a trade date basis.

  F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
  ------------------------------------------------------------------------------
  The Fund's policy is to distribute monthly substantially all of the net investment income allocated to the Fund by the Portfolio (less the Fund's direct expenses) and to distribute at least annually substantially all of its net realized capital gains. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions only for financial statement purposes are classified as distributions in excess of net investment income or net realized gain on investments. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

Eaton Vance Utilities Fund as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


3   Shares of Beneficial Interest
    ----------------------------------------------------------------------------
    The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (with no par value). Transactions in Fund shares were as follows:

                                                       Year Ended December 31,
                                                     ---------------------------
    Class A                                             1998             1997
    ----------------------------------------------------------------------------
    Sales                                              513,278        4,081,005
    Issued to shareholders electing to
      receive payment of distributions in
      Fund shares                                      961,346        6,457,940
    Redemptions                                     (5,003,117)     (12,559,429)
    ----------------------------------------------------------------------------

    Net decrease                                    (3,528,493)      (2,020,484)
    ----------------------------------------------------------------------------

                                                             Year Ended
    Class B                                                  December 31, 1998
    ----------------------------------------------------------------------------
    Sales                                                              354,812

    Issued to shareholders electing to receive payment
      of distributions in Fund shares                                   78,426

    Redemptions                                                       (839,996)

    Issued to EV Marathon Total Return
      Fund shareholders                                              4,365,046
    ----------------------------------------------------------------------------

    Net increase                                                     3,958,288
    ----------------------------------------------------------------------------


                                                             Year Ended
    Class C                                                  December 31, 1998
    ----------------------------------------------------------------------------

    Sales                                                               54,891

    Issued to shareholders electing to receive payment
      of distributions in Fund shares                                    5,721

    Redemptions                                                       (121,642)

    Issued to EV Classic Total Return
      Fund shareholders                                                365,492
    ----------------------------------------------------------------------------

    Net increase                                                       304,462
    ----------------------------------------------------------------------------

4   Transactions with Affiliates
    ----------------------------------------------------------------------------
    Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $18,943 from the Eaton Vance Utilities Fund as its portion of the sales charge on sales of Class A shares for the year ended December 31, 1998. Certain of the officers and Trustees of the Fund and the Portfolio are officers and directors/trustees of the above organizations.

5   Distribution and Service Plans
    ----------------------------------------------------------------------------
    The Fund has adopted distribution plans (Class B Plan and Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (Class A Plan), (collectively, the Plans). The Plans require the Fund to pay the Principal Underwriter, EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution
    Charges, which are equivalent to the sum of (i) 5.00% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $323,601 and $27,260 for Class B and Class C shares, respectively, to EVD for the year ended December 31, 1998 representing
    0.75% of the average daily net assets for Class B and Class C shares. At December 31, 1998, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $408,000 and $787,000 for Class B and Class C shares, respectively.

Eaton Vance Utilities Fund as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


    In addition, the Plans also authorize each Class to make payments of service fees to EVD, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A (Service Plan), Class B and Class C shares for each fiscal year. The Trustees have initially implemented the Plans by authorizing the Fund to make quarterly payments of service fees to EVD and Authorized Firms in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets attributable to Class A and Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. The Class C Plan requires the Fund to make monthly payments of service fees in amounts not expected to exceed 0.25% of the Fund's average daily net assets attributable to Class C shares for any fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended December 31, 1998 amounted to $834,198, $92,458 and $9,086 for Class A, Class B and Class C shares, respectively.

6   Contingent Deferred Sales Charge
    ----------------------------------------------------------------------------
    A contingent deferred sales charge (CDSC) is imposed on any redemption of Class B shares made within six years of purchase. A CDSC of 1% is imposed on any redemption of Class C shares made within one year of purchase. A
    CDSC of 1% is imposed on any redemption of Class A shares made within 12 months of purchase that were acquired at net asset value because the purchase amount was $1 million or more. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No
    CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan (See Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $72,000 and $3,000 of CDSC paid by shareholders for Class B and Class C shares, respectively, for the year ended December, 31 1998.

7   Investment Transactions
    ----------------------------------------------------------------------------
    Increases and decreases in the Fund's investments in the Portfolio for the year ended December 31, 1998, aggregated $17,840,966 and $65,817,239, respectively.

8   Transfer of Net Assets
    ----------------------------------------------------------------------------
    On January 1, 1998, EV Traditional Total Return Fund acquired the net assets of EV Marathon Total Return Fund and EV Classic Total Return Fund pursuant to an Agreement and Plan of Reorganization dated June 23, 1997.
    In accordance with the agreement, EV Traditional Total Return Fund, at the closing, issued 4,365,046 Class B shares and 365,492 Class C shares of the Fund having an aggregate value of $42,228,739 and $3,724,892 respectively. As a result, the Fund issued one Class B share for each share of EV Marathon Total Return Fund and one Class C share for each share of EV Classic Total Return Fund. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The EV Marathon Total Return Fund's and EV Classic Total Return Fund's net assets at the date of the transaction were $42,228,739 and $3,724,892, respectively, including $6,799,057 and $627,601 of unrealized appreciation. Directly after the merger, the combined net assets of the Eaton Vance Utilities Fund (formerly "EV Traditional Total Return Fund") were $416,411,058 with a net asset value of $8.45, $9.67, and $10.19 for Class A, Class B and Class C shares, respectively.

9   Name Change
    ----------------------------------------------------------------------------
    Effective January 1, 1998, EV Traditional Total Return Fund changed its name to Eaton Vance Total Return Fund. Effective May 1, 1998, Eaton Vance Total Return Fund changed its name to Eaton Vance Utilities Fund.

Eaton Vance Utilities Fund  as of December 31, 1998

INDEPENDENT ACCOUNTANTS' REPORT


To the Trustees and Shareholders of Eaton
Vance Utilities Fund:
--------------------------------------------------------------------------------
In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Utilities Fund (the "Fund") (formerly EV Traditional Total Return
Fund) at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



                          PricewaterhouseCoopers LLP
                          Boston, Massachusetts
                          February 5, 1999

Utilities Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS



Common Stocks -- 85.1%


Security                                     Shares               Value
--------------------------------------------------------------------------------

Broadcasting and Cable -- 0.7%
--------------------------------------------------------------------------------
Ovation, Inc.(1)(2)                            285,787            $  3,000,764
--------------------------------------------------------------------------------
                                                                  $  3,000,764
--------------------------------------------------------------------------------

Drugs -- 1.4%
--------------------------------------------------------------------------------
Sepracor, Inc.(1)                               70,000            $  6,168,750
--------------------------------------------------------------------------------
                                                                  $  6,168,750
--------------------------------------------------------------------------------

Electric Utilities -- 26.6%
--------------------------------------------------------------------------------
Cleco Corp.                                    300,000            $ 10,293,750
DPL, Inc.                                      750,000              16,218,750
DQE, Inc.                                      450,000              19,771,875
National Grid Group PLC(3)                   2,400,000              19,157,040
NIPSCO Industries, Inc.                        650,000              19,784,375
Pinnacle West Capital Corp.                    475,000              20,128,125
PowerGen PLC(3)                                600,000               7,886,400
Scottish and Southern Energy PLC(3)            300,000               3,379,170
Sierra Pacific Resources                       150,000               5,700,000
--------------------------------------------------------------------------------
                                                                  $122,319,485
--------------------------------------------------------------------------------

Information Services -- 1.0%
--------------------------------------------------------------------------------
Mindspring Enterprises, Inc.(1)                 75,000            $  4,579,688
--------------------------------------------------------------------------------
                                                                  $  4,579,688
--------------------------------------------------------------------------------

REITS -- 1.9%
--------------------------------------------------------------------------------
Annaly Mortgage, Inc. 144A                     350,000            $  2,887,500
Security Capital US Realty                     600,000               5,940,000
   Trust(1)
--------------------------------------------------------------------------------
                                                                  $  8,827,500
--------------------------------------------------------------------------------

Telephone Utilities -- 53.5%
--------------------------------------------------------------------------------
Ameritech Corp.                                335,000            $ 21,230,625
AT&T Corp.                                      75,000               5,643,750
Bell Atlantic Corp.                            325,000              17,225,000
BellSouth Corp.                                250,000              12,468,750
Energis(1)(3)                                3,490,000              78,099,568
GTE Corp.                                      300,000              19,500,000
MCI Worldcom, Inc.(1)                          465,000              33,363,750
Omnipoint Corp.                                600,000               5,587,500
SBC Communications, Inc.                       750,000              40,218,749
Sprint Corp.                                   100,000               8,412,500
Swisscom AG ADR(1)(3)                          100,000               4,256,250
--------------------------------------------------------------------------------
                                                                  $246,006,442
--------------------------------------------------------------------------------

Total Common Stocks
    (identified cost $227,686,079)                                $390,902,629
--------------------------------------------------------------------------------

Convertible Preferred Stocks -- 5.1%

Security                                     Shares               Value
--------------------------------------------------------------------------------

Gas Utilities -- 3.1%
--------------------------------------------------------------------------------
El Paso Energy Capital Trust                   300,000            $ 14,362,500
--------------------------------------------------------------------------------
                                                                  $ 14,362,500
--------------------------------------------------------------------------------

Telephone Utilities -- 2.0%
--------------------------------------------------------------------------------
Omnipoint Corp.                                180,000            $  4,500,000
Qwest Trends Trust                             100,000               4,687,500
--------------------------------------------------------------------------------
                                                                  $  9,187,500
--------------------------------------------------------------------------------

Total Convertible Preferred Stocks
    (identified cost $27,900,148)                                 $ 23,550,000
--------------------------------------------------------------------------------

Warrants -- 0.1%

Security                                     Shares               Value
--------------------------------------------------------------------------------
REITS -- 0.1%
--------------------------------------------------------------------------------
Walden Residential(1)                          340,000            $    340,000
--------------------------------------------------------------------------------
                                                                  $    340,000
--------------------------------------------------------------------------------

Total Warrants
    (identified cost $0)                                          $    340,000
--------------------------------------------------------------------------------

Convertible Bonds -- 2.4%

                                               Principal
                                               Amount
Security                                       (000's omitted)    Value
--------------------------------------------------------------------------------
National Grid Co., 4.25%, 2/17/08(3)           $   800            $  1,659,000
--------------------------------------------------------------------------------
Ovation, Inc., 9.75%, 2/23/01(2)                 2,500               2,500,000
Smartalk Teleservices, 144A,
   5.75%, 9/15/04                               25,000               6,812,500
--------------------------------------------------------------------------------

Total Convertible Bonds
    (identified cost $25,894,149)                                 $ 10,971,500
--------------------------------------------------------------------------------


                       See notes to financial statements

Utilities Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D



Corporate Bonds -- 2.7%

                                             Principal
                                             Amount
Security                                     (000's omitted)      Value
-------------------------------------------------------------------------------
Bank Plus Corp., 12.00%, 7/18/07             $10,625              $  8,553,125
NTL, Inc., 7.00%, 12/15/08                     3,500                 3,806,250
-------------------------------------------------------------------------------

Total Corporate Bonds
    (identified cost $14,518,750)                                 $ 12,359,375
-------------------------------------------------------------------------------

Commercial Paper -- 3.7%

                                             Principal
                                             Amount
Security                                     (000's omitted)      Value
-------------------------------------------------------------------------------
General Electric Capital Corp.,              $17,224              $ 17,216,106
   5.50%, 1/4/99
-------------------------------------------------------------------------------

Total Commercial Paper
    (amortized cost $17,216,106)                                  $ 17,216,106
-------------------------------------------------------------------------------

Total Investments -- 99.1%
    (identified cost $313,215,232)                                $455,339,610
-------------------------------------------------------------------------------

Other Assets, Less Liabilities -- 0.9%                            $  4,276,475
-------------------------------------------------------------------------------


Net Assets -- 100%                                                $459,616,085
-------------------------------------------------------------------------------

ADR - American Depositary Receipt
(1) Non-income producing security.
(2) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
(3) Foreign security.


                       See notes to financial statements

Utilities Portfolio as of December 31, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 1998

Assets
--------------------------------------------------------------------------------
Investments, at value
    (identified cost, $313,215,232)                              $455,339,610
Cash                                                                   11,318
Receivable for investments sold                                     2,053,866
Dividends and interest receivable                                   2,166,894
Miscellaneous receivable                                               15,213
Tax reclaim receivable                                                 64,282
--------------------------------------------------------------------------------
Total assets                                                     $459,651,183
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Payable to affiliate for Trustees' fees                          $      5,400
Other accrued expenses                                                 29,698
--------------------------------------------------------------------------------
Total liabilities                                                $     35,098
--------------------------------------------------------------------------------
Net Assets applicable to investors' interest in
    Portfolio                                                    $459,616,085
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and
    withdrawals                                                  $317,490,185
Net unrealized appreciation (computed on the basis
    of identified cost)                                           142,125,900
--------------------------------------------------------------------------------
Total                                                            $459,616,085
--------------------------------------------------------------------------------


Statements of Operations


For the Year Ended
December 31, 1998
Investment Income
--------------------------------------------------------------------------------
Dividends (net of foreign taxes, $617,760)                       $ 13,962,407
Interest                                                            3,278,743
--------------------------------------------------------------------------------
Total investment income                                          $ 17,241,150
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Investment adviser fee                                           $  2,793,965
Trustees fees and expenses                                             25,859
Interest expense                                                      678,374
Custodian fee                                                         231,351
Legal and accounting services                                          51,349
Amortization of organization expenses                                   2,592
--------------------------------------------------------------------------------
Total expenses                                                   $  3,783,490
--------------------------------------------------------------------------------

Net investment income                                            $ 13,457,660
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss)
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)              $  5,496,123
    Foreign currency transactions                                         683
--------------------------------------------------------------------------------
Net realized gain                                                $  5,496,806
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)--
    Investments (identified cost basis)                          $ 75,247,697
    Foreign currency                                                  (18,704)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)             $ 75,228,993
--------------------------------------------------------------------------------

Net realized and unrealized gain                                 $ 80,725,799
--------------------------------------------------------------------------------

Net increase in net assets from operations                       $ 94,183,459
--------------------------------------------------------------------------------


                       See notes to financial statements

Utilities Portfolio as of December 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)                    Year Ended            Year Ended
in Net Assets                          December 31, 1998     December 31, 1997
--------------------------------------------------------------------------------
From operations --
    Net investment income                  $  13,457,660         $  18,943,635
    Net realized gain                          5,496,806            34,486,025
    Net change in unrealized
        appreciation (depreciation)           75,228,993            12,004,904
--------------------------------------------------------------------------------
Net increase in net assets
    from operations                        $  94,183,459         $  65,434,564
--------------------------------------------------------------------------------
Capital transactions --
    Contributions                          $  17,840,966         $  47,969,480
    Withdrawals                              (65,817,239)         (155,062,140)
--------------------------------------------------------------------------------
Net decrease in net assets
    from capital transactions              $ (47,976,273)        $(107,092,660)
--------------------------------------------------------------------------------

Net increase (decrease) in                 $  46,207,186         $ (41,658,096)
    net assets
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                       $ 413,408,899         $ 455,066,995
--------------------------------------------------------------------------------
At end of year                             $ 459,616,085         $ 413,408,899
--------------------------------------------------------------------------------


                       See notes to financial statements

Utilities Portfolio as of December 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data


                                                                                      Year Ended December 31,
                                                             -----------------------------------------------------------------------
                                                                1998           1997           1996           1995           1994
------------------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                          0.88%          0.75%          0.85%          0.84%           0.85%
Net investment income                                             3.13%          4.42%          5.94%          4.83%           5.22%
Portfolio turnover                                                  78%           169%           166%           103%            107%
------------------------------------------------------------------------------------------------------------------------------------


Borrowing Analysis:
------------------------------------------------------------------------------------------------------------------------------------
Average daily balance of debt outstanding during
    year (000's omitted)                                      $ 10,594       $    922       $    217       $    232       $   3,137
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                       $459,616       $413,409       $455,067       $521,670       $ 505,567
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

Utilities Portfolio as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS



1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  Utilities Portfolio (the Portfolio), (formerly the Total Return Portfolio), is registered under the Investment Company Act of 1940 as a diversified open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuations -- Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sales prices or, if there has been no sale, at the mean between the closing bid and asked prices. Unlisted securities are valued at the mean between the latest available bid and asked prices. Options and financial futures contracts are valued at the last sale price, as quoted on the principal exchange or board of trade on which such options or contracts are traded or, in the absence of a sale, the mean between the last bid and asked prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Securities for which market quotations are unavailable are appraised at their fair value as determined in good faith by or at the direction of the Trustees.

  B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Dividend income may include dividends that represent returns of capital for federal income tax purposes.

  C Income Taxes -- The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

  D Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

  E Option Accounting Principles -- Upon the writing of a covered call option, an amount equal to the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written in accordance with the Portfolio's policies on investment valuations discussed above. Premiums received from writing call options which expire are treated as realized gains. Premiums received from writing call options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The Portfolio, as writer of a call option, may have no control over whether the underlying securities may be sold and, as a result, bears the market risk for an unfavorable change in the price of the securities underlying the written option.

  F Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit an amount ("initial margin")
    either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio

Utilities Portfolio as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D



    ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates, security prices, commodity prices or currency exchange rates. Should interest rates, security prices, commodity prices or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize for book purposes a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy.

    G Delayed Delivery Transactions -- The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place at a period in time after the date of the transaction. At the time the transaction is negotiated, the price of the security that will be delivered and paid for is fixed. Losses may arise due to changes in the market value of the underlying securities if the counterparty does not perform under the contract.

    H Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

    I Other -- Investment transactions are accounted for on a trade date basis.

    J Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2   Investment Adviser Fee and Other Transactions with Affiliates
    ----------------------------------------------------------------------------
    The investment adviser fee is earned by Boston Management and Research
    (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets. For the year ended December 31, 1998, the fee was equivalent to 0.65% of the Portfolio's average daily net assets for such period and amounted to $2,793,965. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1998, no significant amounts have been deferred.

3   Investment Transactions
    ----------------------------------------------------------------------------
    Purchases and sales of investments, other than short-term obligations, aggregated $339,994,859 and $414,843,659, respectively.

4   Federal Income Tax Basis of Investments
    ----------------------------------------------------------------------------
    The cost and unrealized appreciation/depreciation in value of the investments owned at December 31, 1998, as computed on a federal income tax basis, were as follows:


    Aggregate cost                                        $ 316,110,239
    ----------------------------------------------------------------------------
    Gross unrealized appreciation                         $ 165,379,805
    Gross unrealized depreciation                           (26,150,434)
    ----------------------------------------------------------------------------

    Net unrealized appreciation                           $ 139,229,371
    ----------------------------------------------------------------------------


5   Line of Credit
    ----------------------------------------------------------------------------
    The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $130 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among

Utilities Portfolio as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


    the participating portfolios and funds at the end of each quarter. The average daily loan balance for the year ended December 31, 1998 was $10,954,362 and the average interest rate was 6.19%. The maximum borrowing outstanding at any time during the year ended December 31, 1998 was $52,040,000. At December 31, 1998 the Portfolio did not have a loan outstanding under this agreement.


6   Financial Instruments
    ----------------------------------------------------------------------------
    The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 1998 there were no outstanding obligations under these financial instruments.

7   Name Change
    ----------------------------------------------------------------------------
    Effective May 1, 1998, the Total Return Portfolio changed its name to the Utilities Portfolio.

Utilities Portfolio as of December 31, 1998

INDEPENDENT ACCOUNTANTS' REPORT


To the Trustees and Investors
of Utilities Portfolio:
--------------------------------------------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and supplementary data present fairly, in all material respects, the financial position of Utilities Portfolio (the "Portfolio") (formerly Total Return Portfolio) at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the five years then ended, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


                                           PricewaterhouseCoopers LLP
                                           Boston, Massachusetts
                                           February 5, 1999

Eaton Vance Utilities Fund as of December 31, 1998

INVESTMENT MANAGEMENT


Eaton Vance Utilities Fund


   Officers                    Trustees
   James B. Hawkes             Jessica M. Bibliowicz
   President and Trustee       President and Chief Operating Officer,
                               John A. Levin & Co.
   Edward E. Smiley, Jr.       Director, Baker, Fentress & Company
   Vice President
                               Donald R. Dwight
   Michael B. Terry            President, Dwight Partners, Inc.
   Vice President
                               Samuel L. Hayes, III
   James L. O'Connor           Jacob H. Schiff Professor of Investment Banking,
   Treasurer                   Emeritus, Harvard University Graduate School of
                               Business Administration
   Alan R. Dynner
   Secretary                   Norton H. Reamer
                               Chairman and Chief Executive Officer,
                               United Asset Management Corporation

                               Lynn A. Stout
                               Professor of Law,
                               Georgetown University Law Center

                               John L. Thorndike
                               Formerly Director, Fiduciary Company Incorporated

                               Jack L. Treynor
                               Investment Adviser and Consultant



Utilities Portfolio


   Officers                    Independent Trustees
   James B. Hawkes             Jessica M. Bibliowicz
   President and Trustee       President and Chief Operating Officer,
                               John A. Levin & Co.
   Timothy O'Brien             Director, Baker, Fentress & Company
   Vice President and
   Portfolio Manager           Donald R. Dwight
                               President, Dwight Partners, Inc.
   James L. O'Connor
   Treasurer                   Samuel L. Hayes, III
                               Jacob H. Schiff Professor of Investment Banking,
   Alan R. Dynner              Emeritus, Harvard University Graduate School of
   Secretary                   Business Administration

                               Norton H. Reamer
                               Chairman and Chief Executive Officer,
                               United Asset Management Corporation

                               Lynn A. Stout
                               Professor of Law,
                               Georgetown University Law Center

                               John L. Thorndike
                               Formerly Director, Fiduciary Company Incorporated

                               Jack L. Treynor
                               Investment Adviser and Consultant

                       This Page Intentionally Left Blank

Investment Adviser of
Utilities Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110


Administrator of
Eaton Vance Utilities Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110


Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260


Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116


Transfer Agent
First Data Investor Services Group
Attention: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123


Independent Accountants
PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109




Eaton Vance Utilities Fund
24 Federal Street
Boston, MA 02110



--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------